City National Rochdale Funds
Limited Maturity Fixed Income Fund
Institutional Class
Class N

Supplement dated July 24, 2015, to the Summary Prospectus, Prospectus and
Statement of Additional Information dated January 31, 2015,
as supplemented May 1, 2015

The Board of Trustees of City National Rochdale Funds (the “Trust”) has decided to liquidate the Limited Maturity Fixed Income Fund (the “Fund”) on or about September 15, 2015 (the “Liquidation Date”). In connection with the closing of the Fund, the Board of Trustees has directed City National Rochdale, LLC, the Fund’s investment adviser, to liquidate the Fund’s portfolio holdings in an orderly manner and to invest the proceeds in money market and other short term instruments.  Accordingly, the Fund has ceased to invest its assets in accordance with its stated investment policies.

Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust.  Investors may continue to redeem shares of the Fund.

Shareholders of the Fund may redeem their shares at any time before the Fund closes. Existing shareholders of the Fund may continue to exchange into shares of the same Class of other series of City National Rochdale Funds pursuant to procedures set forth in the Prospectus.  On the Liquidation Date, any remaining assets of the Fund will be paid to any shareholders who have not redeemed their Fund shares by that date. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at (866) 209-1967 prior to September 14, 2015 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-004-0100